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                                                                    Exhibit 10.5

                                ADKNOWLEDGE INC.

                              AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT

                                FEBRUARY 10, 1999




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                                TABLE OF CONTENTS

                                                                                  Page
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
1.       Registration Rights.........................................................1

         1.1      Definitions........................................................1
         1.2      Request for Registration...........................................2
         1.3      Company Registration...............................................4
         1.4      Obligations of the Company.........................................4
         1.5      Furnish Information................................................5
         1.6      Expenses of Registration...........................................6
         1.7      Underwriting Requirements..........................................6
         1.8      Delay of Registration..............................................7
         1.9      Indemnification....................................................7
         1.10     Reports Under Securities Exchange Act of 1934......................9
         1.11     Form S-3 Registration.............................................10
         1.12     Assignment of Registration Rights.................................10
         1.13     "Market Stand-Off"Agreement.......................................11
         1.14     Termination and/or Suspension of Registration Rights..............11

2.       Covenants of the Company...................................................12

         2.1      Delivery of Financial Statements..................................12
         2.2      Delivery of Additional Information................................12
         2.3      Inspection........................................................12
         2.4      Termination of Information and Inspection Covenants...............13
         2.5      Confidentiality of Information....................................13
         2.6      Right of First Offer..............................................13

3.       Miscellaneous..............................................................14

         3.1      Successors and Assigns............................................14
         3.2      Governing Law.....................................................14
         3.3      Counterparts......................................................15
         3.4      Titles and Subtitles..............................................15
         3.5      Notices...........................................................15
         3.6      Expenses..........................................................15
         3.7      Amendments and Waivers............................................15
         3.8      Severability......................................................15
         3.9      Aggregation of Stock..............................................16
         3.10     Entire Agreement..................................................16


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                              AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT


          This Amended and Restated Investor Rights Agreement (the "Agreement") is made as of the 10th day of February, 1999, by and between AdKnowledge Inc., a California corporation (the "Company"), and the investors listed on Schedule A hereto, each of which is herein referred to as an "Investor."

                                    RECITALS

          WHEREAS, certain of the Investors (the "Existing Investors") hold shares of the Company's Series A, B, Series C-1, Series C-2, Series C-3 and Series D Preferred Stock and are parties to an Amended and Restated Investor Rights Agreement dated March 4, 1998, between the Company and such Existing Investors (the "Prior Agreement");

          WHEREAS, certain of the Investors (the "Series E Investors") and the Company are parties to the Series E Preferred Stock Purchase Agreement of even date herewith, which provides for the sale and issuance of Series E Preferred Stock to such Series E Investors; and

          WHEREAS, in order to induce the Company to enter into the Series E Preferred Stock Purchase Agreement and to induce the Series E Investors to invest funds in the Company pursuant to the Series E Stock Purchase Agreement, the Investors and the Company hereby agree that the Prior Agreement shall be superseded and replaced in its entirety by this Agreement and that this Agreement shall govern the rights of the Investors to cause the Company to register shares of Common Stock issuable to the investors and certain other matters as set forth herein.

          NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

     1. Registration Rights. The Company covenants and agrees as follows:

          1.1 Definitions. For purposes of this Section 1:

               (a) The term "Act" means the Securities Act of 1933, as amended.

               (b) The term "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the Securities and Exchange Commission (the "SEC") which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

               (c) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with
Section 1.12 hereof.

               (d) The term "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

               (e) The term "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in



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compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

               (f) The term "Registrable Securities" means (i) the Common Stock issuable or issued upon conversion of the Series B, Series C-1, Series C-2, Series C-3, Series D and/or Series E Preferred Stock, (ii) except with respect to Sections 1.2 and 1.11, the Common Stock issuable or issued upon conversion of the Series A Preferred Stock and (iii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the stock referenced in (i) or (ii) above, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his or her rights under this Section 1 are not assigned.

               (g) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

         1.2 Request for Registration.

               (a) If the Company shall receive at any time after the earlier of
(i) February 10, 2004, or (ii) twelve (12) months after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction), a written request from the Holders of at least thirty percent (30%) of the Registrable Securities then outstanding that the Company file a registration statement under the Act for a public offering in which the aggregate proceeds from the offering would exceed $10,000,000, then the Company shall:

                    (i) within ten (10) days of the receipt thereof, give written notice of such request to all Holders; and

                    (ii) effect as soon as practicable, and in any event shall use its best efforts to effect within 120 days of the receipt of such request, the registration under the Act of all Registrable Securities which the Holders request to be registered, subject to the limitations of subsection 1.2(b), within twenty (20) days of the mailing of such notice by the Company in accordance with Section 3.5 below.

               (b) If the Holders initiating the registration request hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to subsection 1.2(a) and the Company shall include such information in the written notice referred to in subsection 1.2(a). The underwriter will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a



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majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

               (c) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2, a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period not greater than 90 days after receipt of the request of the Initiating Holders; provided, however, the Company may not exercise this deferral right more than once in any twelve (12) month period.

               (d) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 1.2:

                    (i) After the Company has effected two registrations pursuant to this Section 1.2 and such registrations have been declared or ordered effective;

                    (ii) During the period starting with the date sixty (60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a registration subject to Section 1.3 hereof; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

                    (iii) If the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 1.11 below.

               (e) Notwithstanding the foregoing, and provided that none of the holders of the Common Stock issuable or issued upon conversion of the Series E Preferred Stock requesting registration pursuant to this Section 1.2(e) previously participated in either of the two registrations referred to above, if the Company shall receive a written request from the holders of at least fifty-one percent (51%) of the Common Stock issuable or issued upon conversion of the Series E Preferred Stock that the Company file a registration statement under the Act for a public offering in which the aggregate proceeds from the offering would exceed $10,000,000, then the



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Company shall, in the same manner as otherwise provided in this Section 1.2, give written notice to the holders of the Registrable Securities and use its best efforts to effect a registration of all Registrable Securities which the Holders request to be registered.

          1.3 Company Registration. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 3.5 hereof, the Company shall, subject to the provisions of Section 1.7 hereof, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

          1.4 Obligations of the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

               (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to ninety (90) days.

               (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

               (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

               (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

               (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the



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managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

               (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

               (g) Cause all such Registrable Securities registered hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

               (h) Provide a transfer agent and registrar for all Registrable Securities registered hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

               (i) Provided such securities are being sold through underwriters, use its best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters and to the Holders requesting registration of Registrable Securities.

          1.5 Furnish Information.

               (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

               (b) The Company shall have no obligation with respect to any registration requested pursuant to Section 1.2 or Section 1.11 if, due to the operation of subsection 1.5(a), the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in subsection 1.2(a) or subsection 1.11(b)(2), whichever is applicable.



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          1.6 Expenses of Registration. The Company shall bear and pay all expenses incurred in connection with a registration requested pursuant to Sections 1.2, 1.3 and 1.11, including without limitation, all registration, filing and qualification fees, printer's and accounting fees and the Company's legal fees, but excluding underwriter discounts and commissions relating to the Registrable Securities and the fees and disbursements of counsel for the selling Holders; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all Participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2; provided further that if such withdrawal is due to a material adverse change in the business of the Company that the Holders were not previously aware of at the time of their request and the Holders withdraw their request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any such expenses and shall not forfeit as provided above any rights to one demand registration pursuant to Section 1.2.

          1.7 Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling shareholders according to the total amount of securities entitled to be included therein owned by each selling shareholder or in such other proportions as shall mutually be agreed to by such selling shareholders) but in no event shall (i) the amount of securities of the selling Holders included in the offering be reduced below thirty percent (30%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company's securities in which case the selling shareholders may be excluded if the underwriters make the determination described above and no other shareholder's securities are included or (ii) notwithstanding (i) above, any shares being sold by a shareholder exercising a demand registration right similar to that granted in Section 1.2 be excluded from such offering or (iii) the Company limit the number of Registrable Securities to be included in a registration pursuant to this Agreement in order to include shares held by shareholders with no registration rights. For purposes of the preceding sentence concerning apportionment, for any selling shareholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and shareholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling shareholder," and any pro-rata reduction with respect to such "selling shareholder" shall be based upon the



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aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling shareholder," as defined in this sentence.

          1.8 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

          1.9 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:

               (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Act, or the 1934 Act or other federal or state securities laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, other federal or state securities laws, or any rule or regulation promulgated under the Act, the 1934 Act or other federal or state securities laws; and the Company will pay to each such Holder, underwriter or controlling person any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 1.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

               (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject under the Act, the 1934 Act or other federal or state securities laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.9(b), in connection with investigating or defending any such loss, claim, damage, liability or action;



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provided, however, that the indemnity agreement contained in this subsection
1.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that in no event shall any indemnity under this subsection 1.9(b) exceed the gross proceeds from the offering received by such Holder.

               (c) Promptly after receipt by an indemnified party under this
Section 1.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.9, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.9. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or entry into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party a release from all liability in respect to such claim or litigation.

               (d) If the indemnification provided for in this Section 1.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

               (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.



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

               (f) The obligations of the Company and Holders under this Section
1.9 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

          1.10 Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

               (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

               (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act;

               (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form; and

               (d) take such action as is necessary to allow the Holders to use Form S-3.

          1.11 Form S-3 Registration. In case the Company shall receive from any Holder or Holders a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

               (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

               (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this section 1.11: (1) if Form S-3 is not available for such offering by the Holders; (2)



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if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $500,000; (3) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period not greater than 90 days after receipt of the request of the Holder or Holders under this Section 1.11; provided, however, that the Company shall not utilize this right more than once in any twelve (12) month period; (4) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two registrations on Form S-3 for the Holders pursuant to this Section 1.11; (5) if the Company has already effected three registrations on Form S-3 for the Holders pursuant to this Section 1.11; or (6) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

               (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this
Section 1.11 shall not be counted as demands for registration or registrations effected pursuant to Sections 1.2 or 1.3, respectively.

          1.12 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities who, after such assignment or transfer, holds at least 100,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), provided: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of Section 1.13 below, and (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.

          1.13 "Market Stand-Off" Agreement. Each Holder hereby agrees that, during the period of duration specified by the Company and an underwriter of common stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period which was not acquired directly in the public market or in a public offering by the Company, except common stock included in such registration; provided, however, that:

               (a) all executive officers and directors of the Company enter into similar agreements; and

               (b) such market stand-off time period shall not exceed 180 days.

          In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

          1.14 Termination and/or Suspension of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 1, and all such rights shall (i) terminate five (5) years following the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the initial firm commitment underwritten offering of its securities to the general public and/or (ii) be suspended on such date after the closing of such sale of securities as all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any 90-day period and shall remain suspended as long as all such shares of Registrable Securities may be sold under Rule 144 during any 90-day period.

     2. Covenants of the Company.

          2.1 Delivery of Financial Statements. The Company shall deliver to each Investor:

               (a) as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company, a statement of shareholder's equity as of the end of such year, and a statement of cash flows for such year, which reports shall be in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP") and audited by nationally recognized independent accountants;

               (b) as soon as practicable, but in any event within forty-five
(45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited profit or loss statement, an unaudited balance sheet, an unaudited statement of cash flows and a statement of shareholder's equity as of the end of such fiscal quarter; and

               (c) such other information relating to the financial condition, business, prospects or corporate affairs of the Company as the Investor or any assignee of the Investor may from time to time request; provided, however, that the Company shall not be obligated under this subsection (c) or any other subsection of Section 2.1 to provide information which it deems in good faith to be a trade secret or similar confidential information.

          2.2 Delivery of Additional Information. The Company shall deliver to each Holder who holds at least 500,000 shares of Registrable Securities:

               (a) within twenty (20) days of the end of each month, an unaudited income statement, statement of cash flows and balance sheet for and as of the end of such month, in reasonable detail; provided, however, that the Company's obligation under this subsection 2.2(a) shall not commence until the end of the third month from the date hereof; and

               (b) as soon as practicable, but in any event thirty (30) days prior to the end of each fiscal year, a business plan for the next fiscal year.

          2.3 Inspection. The Company shall permit each Investor, at such Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor; provided, however, that the Company shall not be obligated pursuant to this Section 2.3 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information; provided, further, that the Investors coordinate their visitations and inspections so as to minimize the disruptions and interruptions to the Company.

          2.4 Termination of Information and Inspection Covenants. The covenants set forth in subsections 2.2(a) and (b) and Section 2.3 shall terminate as to Investors and be of no further force or effect when the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the firm commitment underwritten offering of its securities to the general public is consummated or when the Company first becomes subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the 1934 Act, whichever event shall first occur.

          2.5 Confidentiality of Information. The information provided pursuant to Sections 2.1 and 2.2 shall be used by each Holder or any permitted assignee of each Holder solely in furtherance of its interests as an investor in the Company, and such Holder and any permitted assignee of such Holder shall maintain the confidentiality of all information of the Company obtained under Sections 2.1 and 2.2, unless such information (i) was known by such Holder or permitted assignee prior to its disclosure to them by the Company, (ii) is disclosed to such Holder or permitted assignee without restriction as a matter of right by a third party not affiliated with or working for the Company, or
(iii) has become publicly available through no fault of such Investor or permitted assignee. Notwithstanding the foregoing, a Holder may disclose, if applicable, (i) to Holder's general and limited partners, or (ii) Holder's Board of Directors or executive officers such information provided that such general or limited partners, or such Board of Directors or executive officers agree to be bound by the terms of this Section 2.5.

          2.6 Right of First Offer. Subject to the terms and conditions specified in this paragraph 2.6, the Company hereby grants to each Investor a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). For purposes of this Section 2.6, an Investor includes any general partners and affiliates of an Investor. An Investor shall be entitled to apportion the right of first offer hereby granted it among itself and its partners and affiliates in such proportions as it deems appropriate.

               Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock ("Shares"), the

Company shall first make an offering of such Shares to each Investor in accordance with the following provisions:

               (a) The Company shall deliver a notice by certified mail ("Notice") to the Investor stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

               (b) Within 20 calendar days after receipt of the Notice, the Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares which equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of the Series B, Series C-1, Series C-2, Series C-3, Series D or Series E Preferred Stock then held, by such Investor bears to the total number of shares of Common Stock of the Company then outstanding (assuming full conversion of all convertible securities), issued and held, or issuable upon conversion of the Series B, Series C-1, Series C-2, Series C-3, Series D or Series E Preferred Stock, then held by all Investors. The Company shall promptly, in writing, inform each Investor that purchases all the shares available to it ("Fully-Exercising Investor") of any other Investor's failure to do likewise. During the ten-day period commencing after receipt of such information, each Fully-Exercising Investor shall be entitled to obtain that portion of the Shares for which Investors were entitled to subscribe but which were not subscribed for by the Investors which is equal to the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of Series B, Series C-1, Series C-2, Series C-3, Series D or Series E Preferred Stock then held, by such Fully-Exercising Investor bears to the total number of shares of Common Stock issued and held, or issuable upon conversion of the Series B, Series C-1, Series C-2, Series C-3, Series D or Series E Preferred Stock then held, by all Fully-Exercising Investors who wish to purchase some of the unsubscribed shares.

               (c) If all Shares which Investors are entitled to obtain pursuant to subsection 2.6(b) are not elected to be obtained as provided in subsection 2.6(b) hereof, the Company may, during the 60-day period following the expiration of the period provided in subsection 2.6(b) hereof, offer the remaining unsubscribed portion of such Shares to any person or persons at a price not less than, and upon terms no more favorable than, those specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within 30 days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Investors in accordance herewith.

               (d) The right of first offer in this Section 2.6 shall not be applicable (i) to the issuance or sale of shares of Common Stock (or options therefor) to Company employees, directors, officers, or consultants for the primary purpose of soliciting or retaining their employment or services, (ii) to or after consummation of a bona fide, firmly underwritten public offering of shares of Common Stock, registered under the Act pursuant to registration statement on Form S-1, (iii) to the issuance of Common Stock pursuant to the conversion of the Series B, Series C-1, Series C-2, Series C-3, Series D or Series E Preferred Stock, or (iv) to the issuance of securities in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock, or otherwise.

     3. Miscellaneous.

          3.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          3.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

          3.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          3.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          3.5 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified, (ii) five
(5) days following deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties, or (iii) facsimile with confirmed receipt.

          3.6 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          3.7 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and (i) the holders of a majority of the Registrable Securities then outstanding and (ii) the holders of at least fifty-one percent (51%) of the shares of the Series E Preferred Stock then outstanding with respect to any amendment or waiver adversely affecting the rights of the Series E Preferred Stock. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company, whether or not such holder consented to such amendment or waiver.

          3.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          3.9 Aggregation of Stock. All shares of Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement

          3.10 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof.


                [Remainder of This Page Intentionally Left Blank]

                  IN WITNESS WHEREOF, the parties have executed this Investor Rights Agreement as of the date first above written.



COMPANY:                             ADKNOWLEDGE INC.


                                     By:
                                        ------------------------------------
                                         Scott Kauffman
                                         President

                          Address:   2191 Bayshore, Suite 100
                                     Palo Alto, CA  94303


SERIES E INVESTORS AND/OR            SANDLER CAPITAL IV PARTNERS, L.P.
EXISTING INVESTORS                     By: Sandler Capital Management, a
                                           General Partner
                                           By:  MJDM Corp., a General Partner


                                     By:
                                        ------------------------------------
                                     Name:
                                          ----------------------------------
                                     Title:
                                            --------------------------------

                                     SANDLER CAPITAL IV FTE PARTNERS, L.P.
                                       By: Sandler Capital Management, a General
                                           Partner
                                           By: MJDM Corp., a General Partner

                                     By:
                                        ------------------------------------
                                     Name:
                                          ----------------------------------
                                     Title:
                                            --------------------------------

                         Address:
                                 -------------------------------------------
                                 -------------------------------------------


                     [SIGNATURE PAGE TO AMENDED AND RESTATED
                           INVESTOR RIGHTS AGREEMENT]

                                     WHEATLEY PARTNERS, L.P.


                                     By:
                                        ------------------------------------
                                     Name:
                                          ----------------------------------
                                     Title:
                                            --------------------------------

                         Address:
                                 -------------------------------------------
                                 -------------------------------------------



                                     WHEATLEY FOREIGN PARTNERS, L.P.


                                     By:
                                        ------------------------------------
                                     Name:
                                          ----------------------------------
                                     Title:
                                            --------------------------------

                         Address:
                                 -------------------------------------------
                                 -------------------------------------------


                     [SIGNATURE PAGE TO AMENDED AND RESTATED
                           INVESTOR RIGHTS AGREEMENT]

                                     KLEINER PERKINS CAUFIELD & BYERS VIII


                                     By:
                                        ------------------------------------
                                          Brook Byers
                                          General Partner


                                     KPCB INFORMATION SCIENCES ZAIBATSU FUND II


                                     By:
                                        ------------------------------------
                                          Brook Byers
                                          General Partner


                                     KPCB JAVA FUND


                                     By:
                                        ------------------------------------
                                           Brook Byers
                                           General Partner


                                     KPCB VIII FOUNDERS FUND


                                     By:
                                        ------------------------------------
                                     Name:
                                          ----------------------------------
                                     Title:
                                            --------------------------------

                         Address: c/o Kleiner Perkins Caufield & Byers 2750 Sand Hill Road
                                     Menlo Park, CA 94025-702


                     [SIGNATURE PAGE TO AMENDED AND RESTATED
                           INVESTOR RIGHTS AGREEMENT]

                                     WALDEN-SBIC, L.P


                                     By:
                                        ------------------------------------
                                          George Sarlo
                                          General Partner


                                     WALDEN TECHNOLOGY VENTURES II, L.P.


                                     By:
                                        ------------------------------------
                                          George Sarlo
                                          General Partner


                                     WALDEN EDB PARTNERS, L.P.


                                     By:
                                        ------------------------------------
                                          Lip-Bu Tan
                                          General Partner


                                     WALDEN JAPAN PARTNERS, L.P.


                                     By:
                                        ------------------------------------
                                          Lip-Bu Tan
                                          General Partner


                                     WALDEN MEDIA & INFORMATION TECHNOLOGY, L.P.


                                     By:
                                        ------------------------------------
                                          Steve Eskenazi
                                          General Partner

                         Address:     750 Battery Street, 7th Floor
                                      San Francisco, CA 94111



                     [SIGNATURE PAGE TO AMENDED AND RESTATED
                           INVESTOR RIGHTS AGREEMENT]

                                      PARTECH U.S. PARTNERS III C.V.


                                     By:
                                        ------------------------------------
                                     Name:
                                          ----------------------------------
                                     Title:
                                            --------------------------------


                                      PARVEST U.S. PARTNERS II C.V.


                                     By:
                                        ------------------------------------
                                     Name:
                                          ----------------------------------
                                     Title:
                                            --------------------------------


                                      DOUBLE BLACK DIAMOND II LLC


                                     By:
                                        ------------------------------------
                                     Name:
                                          ----------------------------------
                                     Title:
                                            --------------------------------


                                     ALMANORI LIMITED


                                     By:
                                        ------------------------------------
                                     Name:
                                          ----------------------------------
                                     Title:
                                            --------------------------------

                                     MULTINVEST LIMITED


                                     By:
                                        ------------------------------------
                                     Name:
                                          ----------------------------------
                                     Title:
                                            --------------------------------


                     [SIGNATURE PAGE TO AMENDED AND RESTATED
                           INVESTOR RIGHTS AGREEMENT]

                                     PARTECH EUROPE PARTNERS III C.V.


                                     By:
                                        ------------------------------------
                                     Name:
                                          ----------------------------------
                                     Title:
                                            --------------------------------


                                     AXA U.S. GROWTH FUND LLC


                                     By:
                                        ------------------------------------
                                     Name:
                                          ----------------------------------
                                     Title:
                                            --------------------------------


                                     PARRALLEL CAPITAL I LLC


                                     By:
                                        ------------------------------------
                                     Name:
                                          ----------------------------------
                                     Title:
                                            --------------------------------


                                    45TH PARRALLEL


                                     By:
                                        ------------------------------------
                                     Name:
                                          ----------------------------------
                                     Title:
                                            --------------------------------

                         Address:    c/o Partech International
                                     50 California Street, Suite 3200
                                     San Francisco, CA 94111


                     [SIGNATURE PAGE TO AMENDED AND RESTATED
                           INVESTOR RIGHTS AGREEMENT]

                                    TECHNO VII (A) LIMITED PARTNERSHIP

                                     By:
                                        ------------------------------------
                                     Name:
                                          ----------------------------------
                                     Title:
                                            --------------------------------


                                     TECHNO VII (B) LIMITED PARTNERSHIP


                                     By:
                                        ------------------------------------
                                     Name:
                                          ----------------------------------
                                     Title:
                                            --------------------------------


                                     TECHNO VIII LIMITED PARTNERSHIP


                                     By:
                                        ------------------------------------
                                     Name:
                                          ----------------------------------
                                     Title:
                                            --------------------------------


                                      BROBECK PHLEGER & HARRISON LLP


                                     By:
                                        ------------------------------------
                                     Name:
                                          ----------------------------------
                                     Title:
                                            --------------------------------


                                     ---------------------------------------
                                     John A. Denniston


                                     ---------------------------------------
                                     Craig S. Andrews


                                     ---------------------------------------
                                     Thomas E. Hornish


                     [SIGNATURE PAGE TO AMENDED AND RESTATED
                           INVESTOR RIGHTS AGREEMENT]

                                     INFOTECH VENTURES LTD.


                                     By:
                                        ------------------------------------
                                     Name:
                                          ----------------------------------
                                     Title:
                                            --------------------------------


                                     O, W & W INVESTMENTS LTD.

                                     By:
                                        ------------------------------------
                                     Name:
                                          ----------------------------------
                                     Title:
                                            --------------------------------



                         Address:    750 Battery Street, Suite 700
                                     San Francisco, CA 94111


                     [SIGNATURE PAGE TO AMENDED AND RESTATED
                           INVESTOR RIGHTS AGREEMENT]

                                     MAYFIELD VII

                                     By:
                                        ------------------------------------
                                     Name:
                                          ----------------------------------
                                     Title:
                                            --------------------------------

                                     MAYFIELD ASSOCIATES FUND II

                                     By:
                                        ------------------------------------
                                     Name:
                                          ----------------------------------
                                     Title:
                                            --------------------------------

                                     MAYFIELD SOFTWARE PARTNERS

                                     By:
                                        ------------------------------------
                                     Name:
                                          ----------------------------------
                                     Title:
                                            --------------------------------

                         Address:    c/o Mayfield Funds
                                     2800 Sand Hill Road, #250
                                     Menlo Park, CA  94025


                     [SIGNATURE PAGE TO AMENDED AND RESTATED
                           INVESTOR RIGHTS AGREEMENT]

                                   SCHEDULE A

                                    INVESTORS


Kleiner Perkins Caufield & Byers VIII
KPCB VIII Founders Fund
KPCB Information Sciences Zaibatsu Fund II
KPCB Java Fund
Fah-Chun Cheong
Thomas Churchill
Chih-Chao Lam
Chih-Ming Lam
Dale Thoms
Ken Tidwell
Andrew Kwee
Chi Kiong Chen
Ping Chen
Mayfield VII
Mayfield Associates Fund II
Mayfield Solftware Partners
CMP Media, Inc.
Allen L. Morgan
WS Investment Company 95B
Walden-SBIC, L.P.
Walden Technology Ventures II, L.P.
Walden EDB Partners, L.P.
Walden Japan Partners, L.P.
Walden Media & Info. Tech.
Partech U.S. Partners III C.V.
Partech Europe Partners III C.V
Parvest U.S. Partners II C.V.
Axa U.S. Growth Fund LLC
Parallel Capital I LLC
45th Parallel
Double Black Diamond II LLC
Almanori Limited
Multinvest Limited
InfoTech Ventures Ltd.
Asian Venture Capital Investment Corp.
TWG Investment LDC
O, W & W Investments Ltd.
Sandler Capital IV Partners, L.P.
Sandler Capital IV FTE Partners, L.P.
Geo Capital
Techno VII(A) Limited Partnership
Techno VII(B) Limited Partnership

Techno VIII Limited Partnership
Brobeck Phleger & Harrison LLP
John A. Denniston
Craig S. Andrews
Thomas E. Hornish



                                       A-2